Exhibit 99.2

Advent Software, Inc. Fourth Quarter, 2008 Earnings Highlights February 3rd, 2009 Advent Investor Relations Contact: InvestorRelations@advent.com

Forward-Looking Statements The financial projections under Financial Guidance, our growth internationally and demand in the US, and other forward-looking statements included in this presentation reflect management's best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here. These risks and uncertainties include: potential fluctuations in results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Geneva® and Moxy® products; the successful development and market acceptance of new products and product enhancements; continued uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; difficulties in integrating merged businesses, such as Tamale Software, and achieving expected synergies and results; and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2007 annual report on Form 10-K. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Q408 Business Highlights Record revenue of $74M 25% growth over Q407 Closed acquisition of Tamale Software Established leader in nascent research management market Term license annual contract value of $9.5M 2% growth on a trailing 4 quarter basis 16 new Geneva® contracts 16 new Advent Portfolio Exchange® contracts Strong operating cash flow of $22.8M 23% growth on a trailing 4 quarter basis Expense management Expanded non-GAAP operating margin to 20%

Q408 Financial Highlights Metric Q407 Q408 $ +/- % +/- Revenue ($M) $59.4 $74.4 $15.0 25% ACV: Annual term license Contract Value ($M) $12.1 $9.5 ($2.5) (26%) Weighted Average Term (years) 3.4 3.6 0.2 5% Operating Cash Flow ($M) $24.1 $22.8 ($1.3) (5%) GAAP Operating Margin 6% 10% 4 points 62% Non-GAAP Operating Margin 13% 20% 7 points 51%

2008 Full Year Financial Highlights Metric 2007 2008 $ +/- % +/- Revenue ($M) $215.3 $264.8 $49.5 23% ACV: Annual term license Contract Value ($M) $27.6 $28.1 $0.5 2% Weighted Average Term (yrs) 3.3 3.2 (0.1) (4%) Operating Cash Flow ($M) $62.4 $77.0 $14.6 23% Deferred Revenue ($M) $120 $153 $33 27% Total Backlog * (Term and Recurring, in $M) $99 $152 $53 53% * Revised to include other multi-year outsourcing and data service contracts; associated revenue will be recognized in the “Recurring” revenue line item

Revenue Trend Consistent revenue growth from diverse and growing client base Nearly 80% of revenue from recurring sources $184 $215 $265 +17% +23% $44 $48 $62 $44 $52 $64 $46 $56 $65 $74 $50 $59 $0M $50M $100M $150M $200M $250M $300M 2006 2007 2008 Q1 Revenue Q2 Revenue Q3 Revenue Q4 Revenue

Annual Term License Contract Value Booked ($M) ACV is one driver of new revenue growth Recurring bookings are another driver 1.4 3.6 3.4 5.5 1.4 5.6 6.3 6.8 1.5 4.3 5.9 6.2 3.2 6.7 12.1 9.5 $1.7 $0M $10M $20M $30M $40M 2004 2005 2006 2007 2008 Q1 ACV Q2 ACV Q3 ACV Q4 ACV $7.4 $20.2 $27.6 $28.1

Deferred Revenue and Backlog Deferred revenue is invoiced bookings, not yet recognized as revenue Backlog is contractual bookings, not yet invoiced $56 $65 $85 $120 $153 $4 $17 $43 $99 $152 $0M $50M $100M $150M $200M 2004 2005 2006 2007 2008 Deferred Revenue Backlog

Growth in Deferred Revenue 4 Quarter Trailing Growth Rate is 27% 47.2 50.1 57.6 59.5 15.6 27.0 30.8 21.2 37.8 8.3 9.3 25.0 14.5 10.3 $0M $50M $100M $150M $200M Q405 Q406 Q407 Q408 Perpetual License/Maintenance Term License Term Implementations Other Recurring $65 $85 $120 $153 8.5

Growth in Operating Cash Flow 4 Quarter Trailing Growth Rate is 23%

Q408 Revenue Components ($M) 14% of Q408 revenue was from international, flat with Q407 11% of Q408 revenue was from MicroEdge, flat with Q407 Q407 Q408 $ +/- % +/- Term License, Maintenance & Other Recurring Revenue $43.8 $57.7 $13.9 32% Term License Revenue $10.1 $21.2 $11.2 111% Perpetual Maintenance $22.2 $23.1 $0.9 4% Other Recurring $11.5 $13.3 $1.8 16% Perpetual License Revenue $8.8 $7.3 ($1.5) (17%) AUA Fee Revenue $3.8 $3.5 ($0.2) (6%) Perpetual License Revenue $5.1 $3.8 ($1.3) (26%) Professional Services & Other Revenue $6.8 $9.5 $2.7 39% Total Revenue $59.4 $74.4 $15.0 25%

2008 Full Year Revenue Components ($M) 14% of 2008 revenue was from international, up 1.3 points over 2007 10% of 2008 revenue was from MicroEdge, down one point from 2007 2007 2008 $ +/- % +/- Term License, Maintenance & Other Recurring Revenue $166.5 $209.4 $42.8 26% Term License Revenue $37.4 $66.1 $28.7 77% Perpetual Maintenance $85.5 $91.6 $6.1 7% Other Recurring $43.7 $51.7 $8.1 18% Perpetual License Revenue $26.5 $22.7 ($3.8) (14%) AUA Fee Revenue $8.6 $8.4 ($0.1) (2%) Perpetual License Revenue $17.9 $14.3 ($3.6) (20%) Professional Services & Other Revenue $22.3 $32.7 $10.5 47% Total Revenue $215.3 $264.8 $49.5 23%

Advent Renewal Rates New Calculation: Annual $ paid for coming year Annual $ paid for preceding year Previous Calculation: Annual $ paid for coming year Annual $ opportunity including price increases Blended rate (term and perpetual), one quarter in arrears, based on cash collections (initial rate as disclosed and final rate when collection is complete) 89% 88% 92% 94% 95% 90% 103% 98% 107% 92% 86% 92% 92% 88% 88% 91% 91% 94% 90% 91% 94% 96% 94% 97% 94% 95% 103% 106% 80% 90% 100% 110% Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Previous, initial blended renewal rate Previous, final blended renewal rate New, initial blended renewal/run rate New, final blended renewal/run rate

Q408 P&L Highlights * See reconciliation of GAAP to Non-GAAP measures on slide #17 Q407 Q408 $ +/- % +/- Total Revenue ($M) $59.4 $74.4 $15.0 25% GAAP Gross Profit ($M) $40.9 $48.7 $7.8 19% GAAP Gross Margin 69% 65% (3.4 points) (5%) GAAP Income from Operations ($M) $3.5 $7.2 $3.7 104% GAAP Operating Margin 6% 10% 4 points 62% GAAP Net Income ($M) $3.8 $6.2 $2.4 63% GAAP Net Income (%) 6% 8% 2 points 30% GAAP Diluted EPS ($) $0.13 $0.23 $0.10 72% Non-GAAP Income from Operations ($M) * $7.7 $14.6 $6.9 90% Non-GAAP Operating Margin * 13% 20% 7 points 51% Non-GAAP Diluted EPS ($) * $0.18 $0.34 $0.16 88% Headcount (without Tamale acquisition) 946 1,003 57 6% Headcount (with Tamale acquisition) 946 1,068 122 13%

2008 P&L Highlights * See reconciliation of GAAP to Non-GAAP measures on slide #18 2007 2008 $ +/- % +/- Total Revenue ($M) $215.3 $264.8 $49.5 23% GAAP Gross Profit ($M) $147.4 $174.6 $27.2 18% GAAP Gross Margin 68% 66% (2.5 points) (4%) GAAP Income from Operations ($M) $12.3 $20.7 $8.4 68% GAAP Operating Margin 6% 8% 2 points 37% GAAP Net Income ($M) $12.6 $18.9 $6.3 50% GAAP Net Income (%) 6% 7% 1 point 22% GAAP Diluted EPS ($) $0.45 $0.68 $0.23 51% Non-GAAP Income from Operations ($M) * $29.1 $41.9 $12.9 44% Non-GAAP Operating Margin * 13.5% 15.8% 2 points 17% Non-GAAP Diluted EPS ($) * $0.69 $0.97 $0.28 40% Headcount (without Tamale acquisition) 946 1,003 57 6% Headcount (with Tamale acquisition) 946 1,068 122 13%

Advent 2009 Guidance Guidance Q109 FY09 Total Revenue ($M) $68 - $70 $280 - $290 YoY Revenue Growth 11% - 14% 6% - 10% Non-GAAP Operating Margin * 15% - 16% Amortization (% of revenue) 2% Stock Compensation Expense (% of revenue) 6% GAAP Operating Margin * 7% - 8% Operating Cash Flow ($M) $77 - $82 Capital Expenditures ($M) $12 - $14 Weighted Avg. Shares Outstanding Growth ** 0.25% - 0.75% per quarter Effective Tax Rate (GAAP) 30% - 35% Effective Tax Rate (Non-GAAP) 35% * See reconciliation of GAAP to non-GAAP guidance on slide #19 ** Excluding the impact of any share repurchase

Q4 Reconciliation of GAAP to Non-GAAP Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 48,727 $ 65% 7,210 $ 10% 6,193 $ Amortization and impairment of acquired developed technology 1,715 1,715 1,715 Amortization of other acquired intangibles - 445 445 Stock-based compensation - cost of revenues 757 757 757 Stock-based compensation - operating expenses - 3,765 3,765 Acquired in-process research and development - 400 400 Restructuring charges - 264 264 Income tax adjustment for non-GAAP (1) - - (4,400) Non-GAAP 51,199 $ 69% 14,556 $ 20% 9,139 $ Diluted net income per share GAAP 0.23 $ Non-GAAP 0.34 $ Shares used to compute diluted net income per share 26,781 Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 40,946 $ 69% 3,543 $ 6% 3,801 $ Amortization of acquired developed technology 100 100 100 Amortization of other acquired intangibles - 476 476 Stock-based compensation - cost of revenues 509 509 509 Stock-based compensation - operating expenses - 2,840 2,840 Acquired in-process research and development - 150 150 Restructuring charges - 63 63 Income tax adjustment for non-GAAP (1) - - (2,805) Non-GAAP 41,555 $ 70% 7,681 $ 13% 5,134 $ Diluted net income per share GAAP 0.13 $ Non-GAAP 0.18 $ Shares used to compute diluted net income per share 28,211 (1) The estimated non-GAAP effective tax rate was 35% for the three months ended December 31, 2008 and 2007, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes. Three Months Ended December 31, 2007 ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States. Three Months Ended December 31, 2008

FY Reconciliation of GAAP to Non-GAAP Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 174,638 $ 66% 20,726 $ 8% 18,895 $ Amortization and impairment of acquired developed technology 2,305 2,305 2,305 Amortization of other acquired intangibles - 1,315 1,315 Stock-based compensation - cost of revenues 2,513 2,513 2,513 Stock-based compensation - operating expenses - 14,315 14,315 Acquired in-process research and development - 400 400 Restructuring charges - 360 360 Investment gain - - (3,393) Income tax adjustment for non-GAAP (1) - - (9,628) Non-GAAP 179,456 $ 68% 41,934 $ 16% 27,082 $ Diluted net income per share GAAP 0.68 $ Non-GAAP 0.97 $ Shares used to compute diluted net income per share 27,893 Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 147,413 $ 68% 12,329 $ 6% 12,631 $ Amortization of acquired developed technology 334 334 334 Amortization of other acquired intangibles - 1,879 1,879 Stock-based compensation - cost of revenues 1,925 1,925 1,925 Stock-based compensation - operating expenses - 11,471 11,471 Acquired in-process research and development - 150 150 Restructuring charges - 965 965 Investment gain - - (3,662) Income tax adjustment for non-GAAP (1) - - (6,287) Non-GAAP 149,672 $ 69% 29,053 $ 13% 19,406 $ Diluted net income per share GAAP 0.45 $ Non-GAAP 0.69 $ Shares used to compute diluted net income per share 28,067 (1) The estimated non-GAAP effective tax rate was 35% for the twelve months ended December 31, 2008 and 2007, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes. Twelve Months Ended December 31, 2007 ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States. Twelve Months Ended December 31, 2008

Guidance Reconciliation of GAAP to Non-GAAP Projected GAAP 7% to 8% Projected amortization of acquired developed technology and other acquired intangible asset adjustment 2% Projected stock based compensation adjustment 6% Projected non-GAAP 15% to 16% Advent Software, Inc. Reconciliation of Projected GAAP Operating Income % to Projected Non-GAAP Operating Income % (Preliminary and unaudited) Advent provides projections of non-GAAP measures of operating income, which exclude certain costs, expenses, gains and losses which it believes is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our projected GAAP results are made with the intent of providing management and investors a more complete understanding of Advent's underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States. Operating Income % December 31, 2009 Twelve Months Ended